OPTIMUM FUND TRUST

Optimum Small-Mid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information
 dated July 29, 2021

Effective immediately, the following replaces the information in the chart in the Fund’s Prospectus entitled “Fund summaries — Optimum Small-Mid Cap Growth Fund — Who manages the Fund? — Sub-advisors — Columbus Circle Investors”:

Columbus Circle Investors (a division of Principal Global Investors, LLC)

Portfolio managers	Title with CCI	Start date on the Fund
Christopher Corbett, CFA	Senior Managing Director, Portfolio Manager	July 2017
Marc Shapiro	Managing Director, Portfolio Manager	July 2020

Effective immediately, the following replaces the second paragraph of the biographical information in the section in the Fund’s Prospectus entitled “Who manages the Funds — Sub-advisors and portfolio managers — Optimum Small-Mid Cap Growth Fund”:

A team of portfolio managers is primarily responsible for the day-to-day management of CCI's allocated portion of the Fund's assets. CCI's portfolio management team of Christopher Corbett, CFA and Marc Shapiro are jointly and primarily responsible for day-to-day management of CCI's accounts. Mr. Corbett, CFA, joined CCI in 2006 and currently serves as Senior Managing Director and lead Portfolio Manager for CCI's Small Cap, SMID and Mid Cap strategies. Mr. Corbett began holding Fund responsibilities in July 2017. Mr. Shapiro joined CCI in 2004 and serves as Managing Director and Portfolio Manager for CCI's Mid Cap, SMID and Small Cap equity growth strategies. Mr. Shapiro began holding Fund responsibilities in July 2020.

Effective immediately, the following replaces the information in the chart in the Statement of Additional Information entitled “Portfolio Managers — A. Other Accounts Managed — Optimum Small-Mid Cap Growth Fund - CCI”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
CCI
Christopher Corbett, CFA
Registered Investment Companies	2	$256 million	0	$0
Other Pooled Investment Vehicles	1	$39 million	0	$0
Other Accounts	22	$1,514 million	0	$0
Marc Shapiro
Registered Investment Companies	2	$256 million	0	$0
Other Pooled Investment Vehicles	1	$39 million	0	$0

Other Accounts	22	$1,514 million	0	$0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 16, 2022.